Exhibit 4.1

TO BE RECORDED AND WHEN

RECORDED RETURN TO:

Hunton Andrews Kurth LLP

550 South Hope Street, Suite 2000

Los Angeles, CA 90071

Attention: Christopher W. Hasbrouck, Esq.

TWENTY-FIFTH SUPPLEMENTAL INDENTURE

Dated as of September 5, 2024

SUPPLEMENT TO INDENTURE OF MORTGAGE

Dated as of June 19, 2020

PACIFIC GAS AND ELECTRIC COMPANY

ISSUER (MORTGAGOR)

AND

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

TRUSTEE (MORTGAGEE)

EXHIBIT A FORM OF FLOATING RATE FIRST MORTGAGE BOND DUE 2025

EXHIBIT B FORM OF 5.900% FIRST MORTGAGE BOND DUE 2054

SCHEDULE 1 MORTGAGE INDENTURE RECORDING INFORMATION

i

TWENTY-FIFTH SUPPLEMENTAL INDENTURE, dated as of September 5, 2024 (this “Twenty-Fifth Supplemental Indenture”), by and between PACIFIC GAS AND ELECTRIC COMPANY, a California corporation (the “Company”), as Mortgagor, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as Trustee under the Mortgage Indenture (as hereinafter defined) and Mortgagee (the “Trustee”).

RECITALS OF THE COMPANY

A. The Company and the Trustee are parties to that certain Indenture of Mortgage, dated as of June 19, 2020 (together with all indentures supplemental thereto, the “Mortgage Indenture”), providing for the issuance by the Company of Bonds (as defined in the Mortgage Indenture) from time to time.

B. Under the Mortgage Indenture, the Company is authorized to issue unlimited series of Bonds and establish one or more series of Bonds at any time in accordance with the provisions of the Mortgage Indenture, and the terms of such series of Bonds may be described by a supplemental indenture executed by the Company and the Trustee.

C. Pursuant to Section 3.01 of the Mortgage Indenture, the Company and the Trustee deem it advisable to enter into this Twenty-Fifth Supplemental Indenture for the purposes of establishing the terms of two series of Bonds.

D. The execution and delivery of this Twenty-Fifth Supplemental Indenture has been authorized by a Board Resolution (as defined in the Mortgage Indenture).

E. Concurrent with the execution hereof, the Company has caused its counsel to deliver to the Trustee an Opinion of Counsel (as defined in the Mortgage Indenture) pursuant to Section 14.03 of the Mortgage Indenture.

F. The Company has done all things necessary to make this Twenty-Fifth Supplemental Indenture a valid agreement of the Company in accordance with its terms.

NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and the equal and proportionate benefit of all Holders of the Bonds of the series established hereby, as follows:

ARTICLE I

DEFINITIONS

Unless the context otherwise requires, capitalized terms used but not defined herein have the meaning set forth in the Mortgage Indenture.

The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Twenty-Fifth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

The following additional definitions are hereby established for purposes of this Twenty-Fifth Supplemental Indenture and shall have the meanings set forth in this Twenty-Fifth Supplemental Indenture only for purposes of this Twenty-Fifth Supplemental Indenture:

“Benchmark” means, initially, Compounded SOFR, provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company (or its Designee) as of the Benchmark Replacement Date:

(1)

the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(3)

the sum of: (a) the alternate rate of interest that has been selected by the Company (or its Designee) as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for United States dollar denominated floating rate debt securities at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company (or its Designee) as of the Benchmark Replacement Date:

(1)

the spread adjustment, or method for calculating or determining such spread adjustment (which may be positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company (or its Designee) giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for United States dollar denominated floating rate debt securities at such time.

The Benchmark Replacement Adjustment shall not include the Margin and the Margin shall be applied to the Benchmark Replacement to determine the interest payable on the Floating Rate Bonds.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition or interpretation of “Interest Period”, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenor, and other administrative matters), or any other changes to any other terms or provisions of the Floating Rate Bonds, in each case that the Company (or its Designee) decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company (or its Designee) decides that adoption of any portion of such market practice is not administratively feasible or if the Company (or its Designee) determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company (or its Designee) determines is reasonably necessary or practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Calculation Agent” means The Bank of New York Mellon Trust Company, N.A., or its successor appointed by the Company, acting as calculation agent under that certain Calculation Agency Agreement dated the date hereof, between the Company and the Calculation Agent.

“Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR IndexStart” means, for periods other than the initial Interest Period, the SOFR Index value on the preceding Interest Payment Determination Date, and, for the initial Interest Period, the SOFR Index value two United States Government Securities Business Days before the Original Issue Date;

“SOFR IndexEnd” means the SOFR Index value on the Interest Payment Determination Date relating to the applicable Interest Payment Date (or, in the final Interest Period, relating to the Maturity Date); and

“dc” is the number of calendar days in the relevant Observation Period.

“Designee” means an independent financial advisor or any other designee of the Company.

“DTC” means The Depository Trust Company.

“Electronic Means” means the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

“Instructions” has the meaning specified in Section 609 hereof.

“Interest Payment Determination Date” means the date that is two United States Government Securities Business Days before each Interest Payment Date (or, in the final Interest Period, before the Maturity Date).

“Interest Period” means the period commencing on any Interest Payment Date (or, with respect to the initial Interest Period only, commencing on the initial issue date) to, but excluding, the next succeeding Interest Payment Date and, in the case of the last such period, the period from and including the Interest Payment Date immediately preceding the Maturity Date to, but excluding, the Maturity Date.

“ISDA Definitions” means the 2006 ISDA Definitions published by the ISDA or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Margin” has the meaning specified in Section 205 hereof.

“Observation Period” means, in respect of each Interest Period, the period from, and including, the date that is two United States Government Securities Business Days preceding the first date in such Interest Period to, but excluding, the date that is two United States Government Securities Business Days preceding the Floating Rate Interest Payment Date for such Interest Period (or in the final Interest Period, preceding the Maturity Date).

“Original Issue Date” means September 5, 2024.

“Par Call Date” means with respect to the 2054 Bonds, April 1, 2054.

“Redemption Price” means with respect to the 2054 Bonds, the price at which the 2054 Bonds may be redeemed pursuant to Section 308(a) or Section 308(b) hereto, as applicable.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such time is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company (or its Designee) in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“SOFR Index” means, with respect to any United States Government Securities Business Day:

(1)

the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such United States Government Securities Business Day (the “SOFR Index Determination Time”); provided that:

(2)

if a SOFR Index value does not so appear as specified in clause (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailable Provisions” described below; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “Effect of Benchmark Transition Event” provisions described in Section 205(b) hereto.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a Maturity Date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a Maturity Date equally distant from the Par Call Date, one with a Maturity Date preceding the Par Call Date and one with a Maturity Date following the Par Call Date, the Company shall select the United States Treasury security with a Maturity Date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“United States Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

ARTICLE II

ESTABLISHMENT OF FLOATING RATE FIRST MORTGAGE BONDS DUE 2025

SECTION 201 Establishment and Designation of the Floating Rate Bonds.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes a fifty-ninth series of Bonds designated as the “Floating Rate First Mortgage Bonds due 2025” (“Floating Rate Bonds”). The Floating Rate Bonds may be reopened, from time to time, for issuances of additional Bonds of such series subject to the terms of Article V of the Mortgage Indenture, and any additional Bonds issued and comprising Floating Rate Bonds shall have identical terms as the Floating Rate Bonds, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.

SECTION 202 Form of Floating Rate Bonds.

The Floating Rate Bonds shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit A.

SECTION 203 Principal Amount.

The Floating Rate Bonds shall be issued in an initial aggregate principal amount of $1,000,000,000.

SECTION 204 Stated Maturity; Minimum Denominations.

The Floating Rate Bonds shall have a Stated Maturity of September 4, 2025.

The Floating Rate Bonds are issuable in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

SECTION 205 Interest.

(a) Except as set forth in this Section 205, the Floating Rate Bonds will bear interest for each Interest Period at an annual rate equal to Compounded SOFR, determined as described below, plus 95 basis points (the “Margin”). Interest on the Floating Rate Bonds will be payable quarterly in arrears on March 4, June 4, September 4 and December 4 of each year, beginning December 4, 2024.

Interest on the Floating Rate Bonds will accrue from and including the Original Issue Date to but excluding the first Interest Payment Date. Starting on the first Interest Payment Date, interest on each Floating Rate Bond will accrue from and including the last Interest Payment Date to which the Company has paid, or duly provided for the payment of, interest on that Floating Rate Bond to but excluding the next succeeding Interest Payment Date. No interest will accrue on a Floating Rate Bond for the day that the Floating Rate Bond matures. The amount of interest payable for any period will be computed on the basis of a 360-day year and the actual number of days in the Interest Period.

If any Interest Payment Date falls on a day that is not a Business Day, the Company will be required to make the interest payment on the next succeeding Business Day unless that Business Day is in the next succeeding calendar month, in which case (other than in the case of the Maturity Date) the Company will be required to make the interest payment on the immediately preceding Business Day. If an interest payment is made on the next succeeding Business Day, no interest will accrue as a result of the delay in payment. If the Maturity Date of the Floating Rate Bonds falls on a day that is not a Business Day, the payment due on such date will be postponed to the next succeeding Business Day, and no further interest will accrue in respect of such postponement. “Business Day” means a day other than (i) a Saturday or Sunday, (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Trustee’s corporate trust office is closed for business.

On each Interest Payment Determination Date relating to the applicable Interest Payment Date, the Calculation Agent will calculate the amount of accrued interest payable on the Floating Rate Bonds by multiplying (i) the outstanding principal amount of the Floating Rate Bonds by (ii) the product of (a) the interest rate for the relevant Interest Period multiplied by (b) the quotient of the actual number of calendar days in such Interest Period divided by 360. In no event will the interest rate on the Floating Rate Bonds be less than zero.

Notwithstanding anything to the contrary in the documentation relating to the Floating Rate Bonds, if the Company (or its Designee) determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth in Section 205(c) of the Twenty-Fifth Supplemental Indenture will thereafter apply to all determinations of the rate of interest payable on the Floating Rate Bonds.

For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each Interest Period on the Floating Rate Bonds will be an annual rate equal to the sum of the Benchmark Replacement and the Margin.

(b) SOFR Index Unavailable Provisions. If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Payment Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website, initially located at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If SOFR does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding United States Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

(c) Effect of Benchmark Transition Event

(i) Benchmark Replacement. If the Company (or its Designee) determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Floating Rate Bonds in respect of such determination on such date and all determinations on all subsequent dates.

(ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company (or its Designee) will have the right to make Benchmark Replacement Conforming Changes from time to time.

(iii) Decisions and Determinations. Any determination, decision or election that may be made by the Company (or its Designee) pursuant this Section 205(c), including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

A.	will be conclusive and binding absent manifest error;

B.	will be made in the Company’s (or its Designee’s) sole discretion;

C.	if made by the Company’s Designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and

D.

notwithstanding anything to the contrary in any documentation relating to the Floating Rate Bonds, shall become effective without consent from the holders of the Floating Rate Bonds or any other party.

None of the Trustee, Paying Agent, Bond Registrar or Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR, the SOFR Index or any applicable Benchmark, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any alternative method, Benchmark Replacement or alternative index, or other successor or replacement alternative index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes with respect to such alternative method, Benchmark Replacement or alternative index are necessary or advisable, if any, in connection with any of the foregoing.

None of the Trustee, Paying Agent, Bond Registrar or Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties described in this Twenty-Fifth Supplemental Indenture or the Floating Rate Bonds as a result of the unavailability of SOFR, the SOFR Index or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information contemplated by this Twenty-Fifth Supplemental Indenture or the Floating Rate Bonds and reasonably required for the performance of such duties.

SECTION 206 No Sinking Fund.

No sinking fund is provided for any of the Floating Rate Bonds.

SECTION 207 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Floating Rate Bonds. The Place of Payment of the Floating Rate Bonds shall be the Corporate Trust Office of the Trustee.

SECTION 208 Global Securities; Appointment of Depositary for Global Securities.

The Floating Rate Bonds shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.14 of the Mortgage Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee. The Company hereby initially appoints DTC to act as the Depositary with respect to all Floating Rate Bonds, and the Floating Rate Bonds shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Mortgage Indenture.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the Floating Rate Bonds or any transactions between the Depositary and beneficial owners.

SECTION 209 Optional Redemption.

The Floating Rate Bonds are not subject to optional redemption.

SECTION 210 Other Terms of the Floating Rate Bonds.

The other terms of the Floating Rate Bonds shall be as expressly set forth herein and in Exhibit A.

ARTICLE III

ESTABLISHMENT OF 5.900% FIRST MORTGAGE BONDS DUE 2054

SECTION 301 Establishment and Designation of the 2054 Bonds.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes a sixtieth series of Bonds designated as the “5.900% First Mortgage Bonds due 2054” (“2054 Bonds”). The 2054 Bonds may be reopened, from time to time, for issuances of additional Bonds of such series subject to the terms of Article V of the Mortgage Indenture, and any additional Bonds issued and comprising 2054 Bonds shall have identical terms as the 2054 Bonds, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.

SECTION 302 Form of 2054 Bonds.

The 2054 Bonds shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit B.

SECTION 303 Principal Amount.

The 2054 Bonds shall be issued in an initial aggregate principal amount of $750,000,000.

SECTION 304 Interest Rate; Stated Maturity; Minimum Denominations.

The 2054 Bonds shall bear interest at the rate of 5.900% per annum and shall have a Stated Maturity of October 1, 2054.

The 2054 Bonds are issuable in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

SECTION 305 No Sinking Fund.

No sinking fund is provided for any of the 2054 Bonds.

SECTION 306 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the 2054 Bonds. The Place of Payment of the 2054 Bonds shall be the Corporate Trust Office of the Trustee.

SECTION 307 Global Securities; Appointment of Depositary for Global Securities.

The 2054 Bonds shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.14 of the Mortgage Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee. The Company hereby initially appoints DTC to act as the Depositary with respect to all 2054 Bonds, and the 2054 Bonds shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Mortgage Indenture.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the 2054 Bonds or any transactions between the Depositary and beneficial owners.

SECTION 308 Optional Redemption.

(a) Subject to the terms and conditions of the Mortgage Indenture, prior to the Par Call Date, the Company may redeem the 2054 Bonds at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2054 Bonds matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, less (b) interest accrued to, but excluding, the Redemption Date; and (2) 100% of the principal amount of the 2054 Bonds to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(b) Subject to the terms and conditions of the Mortgage Indenture, on or after the Par Call Date, the Company may redeem the 2054 Bonds, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the 2054 Bonds being redeemed, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(c) The Redemption Price shall be calculated assuming a 360-day year consisting of twelve 30-day months.

(d) The Company shall calculate the Redemption Price for the redemption of any 2054 Bonds pursuant to this Section 308, and notify the Trustee and, on or before the applicable Redemption Date, deposit with the Trustee or Paying Agent sufficient funds to pay the applicable Redemption Price for the 2054 Bonds to be redeemed on such Redemption Date.

(e) Notice of any redemption pursuant to this Section 308 shall be given (i) to Holders of the 2054 Bonds in the manner set forth in Section 6.04 of the Mortgage Indenture and by e-mail to the Depositary and (ii) to the Trustee in accordance with Section 6.02 of the Mortgage Indenture.

SECTION 309 Other Terms of the 2054 Bonds.

The other terms of the 2054 Bonds shall be as expressly set forth herein and in Exhibit B.

ARTICLE IV

AMENDMENT, SUPPLEMENT AND WAIVER

The Trustee and the Company may not modify, amend or supplement this Twenty-Fifth Supplemental Indenture except as set forth in Article XIV of the Mortgage Indenture as if (a) references in Article XIV to “this Indenture” and “hereto” are deemed to include the Twenty-Fifth Supplemental Indenture, and (b) references to the Bonds of any series “Outstanding under this Indenture” (or similar expressions and phrases) are deemed to refer only to the Bonds of each series established hereby and no other Bonds.

ARTICLE V

COVENANTS

Each of the agreements and covenants of the Company contained in Article VII of the Mortgage Indenture shall apply to the Bonds of each series established hereby as of the Original Issue Date.

ARTICLE VI

MISCELLANEOUS

SECTION 601 Concerning the Trustee.

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Twenty-Fifth Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company. Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Twenty-Fifth Supplemental Indenture other than as set forth in the Mortgage Indenture; and this Twenty-Fifth Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Mortgage Indenture, as fully to all intents as if the same were herein set forth at length.

SECTION 602 Application of Twenty-Fifth Supplemental Indenture.

Except as provided herein, each and every term and condition contained in this Twenty-Fifth Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Mortgage Indenture shall apply only to the Bonds of each series established hereby and not to any other series of Bonds established under the Mortgage Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with, this Twenty-Fifth Supplemental Indenture, the Mortgage Indenture shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 603 Headings.

The headings of the several Articles of this Twenty-Fifth Supplemental Indenture are inserted for convenience of reference, and shall not be deemed to be any part hereof.

SECTION 604 Effective Date.

This Twenty-Fifth Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.

SECTION 605 Counterparts.

This Twenty-Fifth Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same instrument. Delivery of an executed Twenty-Fifth Supplemental Indenture by one party to the other may be made by electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SECTION 606 Governing Law.

The laws of the State of New York shall govern this Twenty-Fifth Supplemental Indenture, the Floating Rate Bonds and the 2054 Bonds without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION 607 Severability.

In case any provision in this Twenty-Fifth Supplemental Indenture, the Floating Rate Bonds and the 2054 Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 608 Incorporation by Reference.

The terms of Schedule 1 attached hereto are incorporated herein and made a part hereof by this reference.

SECTION 609 Electronic Communication.

With respect to the Floating Rate Bonds and the 2054 Bonds under this Twenty-Fifth Supplemental Indenture, the Trustee and Calculation Agent shall have the right to accept and act upon instructions (“Instructions”), given pursuant to this Twenty-Fifth Supplemental Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing Authorized Officers and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee or Calculation Agent, as applicable, Instructions using Electronic Means and the Trustee or Calculation Agent, as applicable, in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee and Calculation Agent cannot determine the identity of the actual sender of such Instructions and that the Trustee and Calculation Agent shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee or Calculation Agent, as applicable, and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt thereof by the Company. The Trustee and Calculation Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s or Calculation Agent’s, as applicable, reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee or Calculation Agent, as applicable, including without limitation the risk of the Trustee or Calculation Agent, as applicable, acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee or Calculation Agent, as applicable and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

IN WITNESS WHEREOF, the parties hereto have caused this Twenty-Fifth Supplemental Indenture to be duly executed as of the day and year first above written.

PACIFIC GAS AND ELECTRIC COMPANY, as Issuer (Mortgagor)

By:	/s/ Margaret K. Becker

Name:	Margaret K. Becker
Title:	Vice President, Treasury and Internal Audit

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee (Mortgagee)

By:	/s/ Mary Jo Wagener

Name:	Mary Jo Wagener
Title:	Vice President

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	}
}
COUNTY OF ALAMEDA	}

On September 4, 2024, before me, Slyvia E. Perfetto, a notary public, personally appeared Margaret K. Becker, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Slyvia E. Perfetto
Signature

(Seal)

SYLVIA E. PERFETTO

Notary Public – California

Alameda County

Commission # 2425860

My Comm. Expires Nov 8, 2026

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF TEXAS	}
}
COUNTY OF HARRIS	}

On August 28, 2024, before me, April Michelle Bradley, a notary public, personally appeared Mary Jo Wagener, a Vice President of The Bank of New York Mellon Trust Company, N.A. and who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ April Michelle Bradley
Signature

(Seal)

APRIL MICHELLE BRADLEY

Notary ID #133238619

My Commission Expires

July 28, 2025

EXHIBIT A

[FORM OF FLOATING RATE FIRST MORTGAGE BOND DUE 2025]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $1,000,000,000	ORIGINAL ISSUE DATE: September 5, 2024	INTEREST RATE: Compounded SOFR plus 95 basis points per annum

MATURITY DATE: September 4, 2025	INTEREST PAYMENT DATES: March 4, June 4, September 4 and December 4 of each year, commencing December 4, 2024	THIS BOND IS A: [X] Global Book-Entry Bond [ ] Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

FLOATING RATE FIRST MORTGAGE BOND DUE 2025

(Floating Rate)

No. [•] CUSIP [•]	Principal Amount: $[•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a Floating Rate First Mortgage Bond Due 2025 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above at a per annum interest rate equal to Compounded SOFR, as determined in accordance with the provisions specified below, plus 95 basis points (the “Margin”), until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this Floating Rate First Mortgage Bond Due 2025 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which will be the close of business on (i) the Business Day immediately preceding such Interest Payment Date so long as all of the Bonds of this series remain in book-entry only form or (ii) the fifteenth calendar day immediately preceding such Interest Payment Date (whether or not a Business Day), if any of the Bonds of this series do not remain in book-entry only form; provided, however, that interest payable at the Maturity Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as set forth in Section 3.07 of the Mortgage Indenture, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Bonds of this series may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on the Bonds of this series will include interest accrued to but excluding the respective Interest Payment Dates.

Starting on the first Interest Payment Date, interest on the Bonds of this series will accrue from and including the last Interest Payment Date to which the Company has paid, or duly provided for the payment of, interest on the Bonds of this series to but excluding the next succeeding Interest Payment Date. No interest will accrue on the Bonds of this series for the day that the Bonds of this series mature. The amount of interest payable for any period will be computed on the basis of a 360-day year and the actual number of days in the Interest Period.

If any Interest Payment Date falls on a day that is not a Business Day, the Company will be required to make the interest payment on the next succeeding Business Day unless that Business Day is in the next succeeding calendar month, in which case (other than in the case of the Maturity Date) the Company will be required to make the interest payment on the immediately preceding Business Day. If an interest payment is made on the next succeeding Business Day, no interest will accrue as a result of the delay in payment. If the Maturity Date of the Bonds of this series falls on a day that is not a Business Day, the payment due on such date will be postponed to the next succeeding Business Day, and no further interest will accrue in respect of such postponement.

Payment of principal of, premium, if any, and interest on the Bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds of this series represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Bonds of this series are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date of such Bonds shall be made at the office of the Paying Agent upon surrender of such Bonds to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

For purposes of the Bonds of this series, except as expressly provided or unless the context otherwise requires, the following terms have the following meanings:

“Benchmark” means, initially, Compounded SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company (or its Designee) as of the Benchmark Replacement Date:

(1)

the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(3)

the sum of: (a) the alternate rate of interest that has been selected by the Company (or its Designee) as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for United States dollar denominated floating rate debt securities at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company (or its Designee) as of the Benchmark Replacement Date:

(1)

the spread adjustment, or method for calculating or determining such spread adjustment (which may be positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company (or its Designee) giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for United States dollar denominated floating rate debt securities at such time.

The Benchmark Replacement Adjustment shall not include the Margin and the Margin shall be applied to the Benchmark Replacement to determine the interest payable on the Bonds of this series.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition or interpretation of “Interest Period”, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenor, and other administrative matters), or any other changes to any other terms or provisions of the Bonds of this series, in each case that the Company (or its Designee) decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company (or its Designee) decides that adoption of any portion of such market practice is not administratively feasible or if the Company (or its Designee) determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company (or its Designee) determines is reasonably necessary or practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Business Day” means a day other than (i) a Saturday or Sunday, (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Trustee’s corporate trust office is closed for business

“Calculation Agent” means The Bank of New York Mellon Trust Company, N.A., or its successor appointed by the Company, acting as calculation agent under that certain Calculation Agency Agreement dated the date hereof or its successor appointed agency agreement, between the Company and the Calculation Agent.

“Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR IndexStart” means, for periods other than the initial Interest Period, the SOFR Index value on the preceding Interest Payment Determination Date, and, for the initial Interest Period, the SOFR Index value two United States Government Securities Business Days before the Original Issue Date;

“SOFR IndexEnd” means the SOFR Index value on the Interest Payment Determination Date relating to the applicable Interest Payment Date (or, in the final Interest Period, relating to the Maturity Date); and

“dc” is the number of calendar days in the relevant Observation Period.

“Designee” means an independent financial advisor or any other designee of the Company.

“Interest Payment Determination Date” means the date that is two United States Government Securities Business Days before each Interest Payment Date (or, in the final Interest Period, before the Maturity Date).

“Interest Period” means the period commencing on any Interest Payment Date (or, with respect to the initial Interest Period only, commencing on the initial issue date) to, but excluding, the next succeeding Interest Payment Date and, in the case of the last such period, the period from and including the Interest Payment Date immediately preceding the Maturity Date to, but excluding, the Maturity Date.

“ISDA Definitions” means the 2006 ISDA Definitions published by the ISDA or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Observation Period” means, in respect of each Interest Period, the period from, and including, the date that is two United States Government Securities Business Days preceding the first date in such Interest Period to, but excluding, the date that is two United States Government Securities Business Days preceding the Floating Rate Interest Payment Date for such Interest Period (or in the final Interest Period, preceding the Maturity Date).

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such time is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company (or its Designee) in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“SOFR Index” means, with respect to any United States Government Securities Business Day:

(1)

the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such United States Government Securities Business Day (the “SOFR Index Determination Time”); provided that:

(2)

if a SOFR Index value does not so appear as specified in clause (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailable Provisions” described below; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “Effect of Benchmark Transition Event” provisions described in this Bond.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“United States Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

(a) Determination of Interest. On each Interest Payment Determination Date relating to the applicable Interest Payment Date, the Calculation Agent will calculate the amount of accrued interest payable on the Bonds of this series by multiplying (i) the outstanding principal amount of the Bonds of this series by (ii) the product of (a) the interest rate for the relevant Interest Period multiplied by (b) the quotient of the actual number of calendar days in such Interest Period divided by 360. In no event will the interest rate on the Bonds of this series be less than zero.

Notwithstanding anything to the contrary in the documentation relating to the Bonds of this series, if the Company (or its Designee) determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth below under “Effect of Benchmark Transition Event” will thereafter apply to all determinations of the rate of interest payable on the Bonds of this series.

For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each Interest Period on the Bonds of this series will be an annual rate equal to the sum of the Benchmark Replacement and the Margin.

(b) SOFR Index Unavailable Provisions. If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Payment Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website, initially located at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If SOFR does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding United States Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

(c) Effect of Benchmark Transition Event

(i) Benchmark Replacement. If the Company (or its Designee) determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Bonds of this series in respect of such determination on such date and all determinations on all subsequent dates.

(ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company (or its Designee) will have the right to make Benchmark Replacement Conforming Changes from time to time.

(iii) Decisions and Determinations. Any determination, decision or election that may be made by the Company (or its Designee) pursuant this Section 205(c) including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

A.	will be conclusive and binding absent manifest error;

B.	will be made in the Company’s (or its Designee’s) sole discretion;

C.	if made by the Company’s Designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and

D.

notwithstanding anything to the contrary in any documentation relating to the Bonds of this series, shall become effective without consent from the Holders of the Bonds of this series or any other party.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By
Name:
Title:

By
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Floating Rate First Mortgage Bonds due 2025 referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF FLOATING RATE FIRST MORTGAGE BOND DUE 2025]

This Floating Rate First Mortgage Bond due 2025 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Mortgage Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Bonds of this series.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to_____________________________________________________

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature: ______________________________________________
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

[FORM OF 5.900% FIRST MORTGAGE BOND DUE 2054]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $750,000,000	ORIGINAL ISSUE DATE: September 5, 2024	INTEREST RATE: 5.900% per annum

MATURITY DATE: October 1, 2054	INTEREST PAYMENT DATES: April 1 and October 1 of each year, commencing April 1, 2025	THIS BOND IS A: [X] Global Book-Entry Bond [ ] Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

5.900% FIRST MORTGAGE BOND DUE 2054

(Fixed Rate)

No. [•] CUSIP [•]	Principal Amount: $[•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 5.900% First Mortgage Bond Due 2054 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above at the rate of 5.900% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this 5.900% First Mortgage Bond Due 2054 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which will be the close of business on (i) the Business Day immediately preceding such Interest Payment Date so long as all of the Bonds of this series remain in book-entry only form or (ii) the March 15 or September 15, immediately preceding such Interest Payment Date (whether or not a Business Day), if any of the Bonds of this series do not remain in book-entry only form; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as set forth in Section 3.07 of the Mortgage Indenture, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Bonds of this series may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Bond shall be computed and paid on the basis of the 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Bond (other than the Maturity Date) is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the Bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds of this series represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Bonds of this series are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or on a Redemption Date of such Bonds shall be made at the office of the Paying Agent upon surrender of such Bonds to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By
Name:
Title:

By
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the 5.900% First Mortgage Bonds due 2054 referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF 5.900% FIRST MORTGAGE BOND DUE 2054]

This 5.900% First Mortgage Bond due 2054 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Mortgage Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Bonds of this series.

Subject to the terms and conditions of the Mortgage Indenture, prior to the Par Call Date, the Company may redeem the Bonds of this series at its option (“Optional Redemption”), in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Bonds of this series matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, less (b) interest accrued to, but excluding, the Redemption Date; and (2) 100% of the principal amount of the Bonds of this series to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

Subject to the terms and conditions of the Mortgage Indenture, on or after the Par Call Date, the Company may redeem the Bonds of this series, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Bonds of this series being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

For purposes of determining the Redemption Price, the following terms have the following meanings:

“Par Call Date” means April 1, 2054.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a Maturity Date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a Maturity Date equally distant from the applicable Par Call Date, one with a Maturity Date preceding the Par Call Date and one with a Maturity Date following the Par Call Date, the Company shall select the United States Treasury security with a Maturity Date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Bonds of this series, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Mortgage Indenture.

In the case of an Optional Redemption, notice of redemption will be sent not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds of this series to be redeemed. If money sufficient to pay the Redemption Price of all Bonds of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bonds of this series or portions thereof shall cease to bear interest. The Bonds of this series in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the case of a partial redemption, selection of the Bonds of this series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Bonds of this series of a principal amount of $2,000 or less will be redeemed in part. If any Bond of this series is to be redeemed in part only, the notice of redemption that relates to the Bond of this series will state the portion of the principal amount of the Bond of this series to be redeemed. A new Bond of this series in a principal amount equal to the unredeemed portion of the Bond of this series will be issued in the name of the Holder of the Bond of this series upon surrender for cancellation of the original Bond of this series. For so long as the Bonds of this series are held by DTC (or another Depositary), the redemption of the Bonds of this series shall be done in accordance with the policies and procedures of the Depositary.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the

Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to_____________________________________________________

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature: ______________________________________________
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE 1

RECORDING INFORMATION

This Schedule 1 is hereby incorporated into and made a part of the Twenty-Fifth Supplemental Indenture. The Twenty-Fifth Supplemental Indenture (or a memorandum describing such Twenty-Fifth Supplemental Indenture) shall be recorded in the Official Records of the County (as defined above) in order to put third parties on record notice with respect thereto.

The Mortgage Indenture was initially recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column A below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column B below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2020 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of December 15, 2020 (the “2020 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column C below.

The Seventh Supplemental Indenture, dated as of November 16, 2020 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column D below.

The Eighth Supplemental Indenture, dated as of March 11, 2021 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column E below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2021 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of September 9, 2021 (the “2021 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column F below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column G below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column H below.

Sch. 1-1

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2022-A Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of March 31, 2022 (the “2022-A Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column I below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column J below.

The Sixteenth Supplemental Indenture, dated as of June 8, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column K below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2022-B Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of August 12, 2022 (the “2022-B Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column L below.

The Seventeenth Supplemental Indenture, dated as of October 4, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column M below.

The Eighteenth Supplemental Indenture, dated as of January 6, 2023 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column N below.

The Nineteenth Supplemental Indenture, dated as of March 30, 2023 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column O below.

The Twentieth Supplemental Indenture, dated as of June 5, 2023 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column P below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2023 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of December 15, 2023 (the “2023 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column Q below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column R below.

Sch. 1-2

The Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column S below.

	A	B	C	D
County	Recording Date & Instrument Number (Indenture of Mortgage, dated as of June 19, 2020)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2020)	Recording Date & Instrument Number (Seventh Supplemental Indenture, dated as of November 16, 2020)
Alameda	Date: 7/8/2020 Instrument: 2020159002	Date: 8/19/2020 Instrument: 2020203390	—	Date: 3/8/2021 Instrument: 2021094794

Alpine	Date: 7/8/2020 Instrument: Ins.000313	Date: 8/21/2020 Instrument: 2020000409	—	Date: 2/26/2021 Instrument: 2021-000224

Amador	Date: 7/7/2020 Instrument: 2020-0005302	Date: 8/19/2020 Instrument: 2020-0006984-00	—	Date: 3/8/2021 Instrument: 20210002728

Butte	Date: 7/7/2020 Instrument: 2020-0026656	Date: 8/19/2020 Instrument: 2020-0033263	—	Date: 2/24/2021 Instrument: 2021-0008993

Calaveras	Date: 7/7/2020 Instrument: 2020-008603	Date: 8/19/2020 Instrument: 2020-011334	—	Date: 2/24/2021 Instrument: 2021-003707

Colusa	Date: 7/13/2020 Instrument: 2020-0002012	Date: 8/19/2020 Instrument: 2020-0002404	—	Date: 2/25/2021 Instrument: 2021-0000922

Contra Costa	Date: 7/10/2020 Instrument: 2020-0137967-00	Date: 8/24/2020 Instrument: 2020-0179597	—	Date: 3/8/2021 Instrument: 2021-0068856

El Dorado	Date: 7/7/2020 Instrument: 2020-0033173-00	Date: 8/19/2020 Instrument: 2020-0042892-00	—	Date: 3/4/2021 Instrument: 2021-0014976

Fresno	Date: 7/7/2020 Instrument: 2020-0084490	Date: 8/20/2020 Instrument: 2020-0108156	—	Date: 2/24/2021 Instrument: 2021-0031297

Glenn	Date: 7/8/2020 Instrument: 2020-2622	Date: 8/25/2020 Instrument: 2020-3320	—	Date: 2/25/2021 Instrument: 2021-0901

Humboldt	Date: 7/14/2020 Instrument: 2020-011590	Date: 8/24/2020 Instrument: 2020-014544	—	Date: 3/5/2021 Instrument: 2021005120

Kern	Date: 7/7/2020 Instrument: 220088046	Date: 8/19/2020 Instrument: 220113312	Date: 12/29/2020 Instrument: 220202055	Date: 2/24/2021 Instrument: 221034332

Kings	Date: 7/7/2020 Instrument: 2011843	Date: 8/21/2020 Instrument: 2015093	—	Date: 2/24/2021 Instrument: 2104019

Lake	Date: 7/7/2020 Instrument: 2020008082	Date: 8/19/2020 Instrument: 2020010193	—	Date: 2/24/2021 Instrument: 2021003293

Lassen	Date: 7/8/2020 Instrument: 2020-02654	Date: 8/20/2020 Instrument: 2020-03389	—	Date: 2/25/2021 Instrument: 2021-00982

Madera	Date: 7/7/2020 Instrument: 2020015446	Date: 8/19/2020 Instrument: 2020019584	—	Date: 3/9/2021 Instrument: 2021007361

Marin	Date: 7/7/2020 Instrument: 2020-0028741	Date: 8/19/2020 Instrument: 2020-0037600	—	Date: 2/24/2021 Instrument: 2021-0013112

Sch. 1-3

	A	B	C	D
County	Recording Date & Instrument Number (Indenture of Mortgage, dated as of June 19, 2020)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2020)	Recording Date & Instrument Number (Seventh Supplemental Indenture, dated as of November 16, 2020)
Mariposa	Date: 7/7/2020 Instrument: 20202190	Date: 8/20/2020 Instrument: 20202821	—	Date: 3/4/2021 Instrument: 20211080

Mendocino	Date: 7/7/2020 Instrument: 202007917	Date: 8/19/2020 Instrument: 2020-10112	—	Date: 2/24/2021 Instrument: 2021-02892

Merced	Date: 7/7/2020 Instrument: 2020022266	Date: 8/19/2020 Instrument: 2020028493	—	Date: 2/24/2021 Instrument: 2021008602

Modoc	Date: 7/7/2020 Instrument: 20200001804	Date: 8/19/2020 Instrument: 20200002135	—	Date: 2/24/2021 Instrument: 20210000422

Monterey	Date: 7/7/2020 Instrument: 2020032685	Date: 8/19/2020 Instrument: 2020042185	—	Date: 2/24/2021 Instrument: 2021014097

Napa	Date: 7/7/2020 Instrument: 2020-0016006	Date: 8/20/2020 Instrument: 2020-0020526	—	Date: 3/4/2021 Instrument: 2021-0008728

Nevada	Date: 7/7/2020 Instrument: 20200015164	Date: 8/25/2020 Instrument: 20200020840	—	Date: 3/4/2021 Instrument: 20210007838

Placer	Date: 7/7/2020 Instrument: 2020-0067740	Date: 8/19/2020 Instrument: 2020-0087937-00	—	Date: 2/24/2021 Instrument: 2021-0026083-00

Plumas	Date: 7/9/2020 Instrument: 2020-0003422	Date: 8/20/2020 Instrument: 2020-0004742	—	Date: 3/11/2021 Instrument: 2021-0001758

Sacramento	Date: 7/7/2020 Instrument: Ins-202007071055	Date: 8/19/2020 Instrument: 202008190892	—	Date: 2/24/2021 Instrument: 202102241076

San Benito	Date: 7/7/2020 Instrument: 2020-0007874	Date: 8/19/2020 Instrument: 2020-0010072	—	Date: 3/4/2021 Instrument: 2021-0003400

San Bernardino	Date: 7/7/2020 Instrument: 2020-0226134	Date: 8/19/2020 Instrument: 2020-0294961	—	Date: 2/24/2021 Instrument: 2021-0087782

San Francisco	Date: 7/7/2020 Instrument: 2020-K949017-00	Date: 8/19/2020 Instrument: 2020006126	—	Date: 2/24/2021 Instrument: 2021036477

San Joaquin	Date: 7/7/2020 Instrument: 2020-080390	Date: 8/19/2020 Instrument: 2020-103840	—	Date: 2/24/2021 Instrument: 2021-033997

San Luis Obispo	Date: 7/7/2020 Instrument: 2020033897	Date: 8/19/2020 Instrument: 2020043805	Date: 3/5/2021 Instrument: 2021017044	Date: 3/8/2021 Instrument: 2021017458

San Mateo	Date: 7/7/2020 Instrument: 2020064008	Date: 8/21/2020 Instrument: 2020-084135	—	Date: 2/24/2021 Instrument: 2021-030961

Santa Barbara	Date: 7/13/2020 Instrument: 2020-0034969	Date: 8/19/2020 Instrument: 2020-0043690	—	Date: 2/24/2021 Instrument: 2021-0014736

Santa Clara	Date: 7/7/2020 Instrument: 24528422	Date: 8/19/2020 Instrument: 24580344	—	Date: 2/24/2021 Instrument: 24845255

Santa Cruz	Date: 7/7/2020 Instrument: 2020-0024403	Date: 8/19/2020 Instrument: 2020-0031634	—	Date: 2/24/2021 Instrument: 2021-0011369

Sch. 1-4

	A	B	C	D
County	Recording Date & Instrument Number (Indenture of Mortgage, dated as of June 19, 2020)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2020)	Recording Date & Instrument Number (Seventh Supplemental Indenture, dated as of November 16, 2020)
Shasta	Date: 7/7/2020 Instrument: 2020-0021039	Date: 8/19/2020 Instrument: 2020-0027008	Date: 12/29/2020 Instrument: 2020-0047326	Date: 2/24/2021 Instrument: 2021-0007584

Sierra	Date: 7/9/2020 Instrument: 2020171226	Date: 8/20/2020 Instrument: 2020171540	—	Date: 2/25/2021 Instrument: 2020172589

Solano	Date: 7/7/2020 Instrument: Ins-202000054277	Date: 8/19/2020 Instrument: 202000069597	—	Date: 2/24/2021 Instrument: 202100021149

Sonoma	Date: 7/9/2020 Instrument: 2020055917	Date: 8/19/2020 Instrument: 2020070874	—	Date: 2/24/2021 Instrument: 2021021837

Stanislaus	Date: 7/8/2020 Instrument: 2020-0047771	Date: 8/19/2020 Instrument: 2020-0061515-00	—	Date: 2/24/2021 Instrument: 2021-0017942-00

Sutter	Date: 7/8/2020 Instrument: 2020-0009800	Date: 8/19/2020 Instrument: 2020-0012784	—	Date: 2/24/2021 Instrument: 20210003735

Tehama	Date: 7/7/2020 Instrument: 2020007674	Date: 8/19/2020 Instrument: 2020009820	—	Date: 2/24/2021 Instrument: 2021002378

Trinity	Date: 7/8/2020 Instrument: 202002224	Date: 8/20/2020 Instrument: 202002748	—	Date: 2/25/2021 Instrument: 202100581

Tulare	Date: 7/7/2020 Instrument: 2020-0039416	Date: 8/26/2020 Instrument: 2020-0049011	—	Date: 3/2/2021 Instrument: 2021-0015218

Tuolumne	Date: 7/7/2020 Instrument: 2020007628	Date: 8/19/2020 Instrument: 2020009759	—	Date: 3/2/2021 Instrument: 2021003503

Yolo	Date: 7/8/2020 Instrument: 2020-0020467	Date: 8/19/2020 Instrument: 2020-0026550	Date: 3/8/2021 Instrument: 2021-0009288	Date: 3/8/2021 Instrument: 2021-0009289

Yuba	Date: 7/8/2020 Instrument: 2020-010218	Date: 8/19/2020 Instrument: 2020-012939	—	Date: 2/24/2021 Instrument: 2021-003119

	E	F	G	H	I
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 11, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of March 31, 2022)
Alameda	Date: 06/15/2021 Instrument: 2021215933	—	Date: 09/14/2021 Instrument: 2021309420	Date: 01/26/2022 Instrument: 2022017249	—

Sch. 1-5

	E	F	G	H	I
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 11, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of March 31, 2022)
Alpine	Date: 06/16/2021 Instrument: 2021000559	—	Date: 09/14/2021 Instrument: 2021-000769	Date: 01/24/2022 Instrument: 2022000031	—

Amador	Date: 06/15/2021 Instrument: 2021-0007084	—	Date: 09/15/2021 Instrument: 2021-0010656	Date: 01/25/2022 Instrument: 2022-0000724	—

Butte	Date: 06/17/2021 Instrument: 2021-0027732	—	Date: 09/10/2021 Instrument: 2021-0040855	Date: 01/21/2022 Instrument: 2022-0002347	—

Calaveras	Date: 06/15/2021 Instrument: 2021-011005	—	Date: 09/16/2021 Instrument: 2021-016140	Date: 01/21/2022 Instrument: 2022-001421	—

Colusa	Date: 06/17/2021 Instrument: 2021-0002508	—	Date: 09/14/2021 Instrument: 2021-0003762	Date: 01/24/2022 Instrument: 2022-0000404	—

Contra Costa	Date: 06/15/2021 Instrument: 2021-0172986	Date: 09/13/2021 Instrument: 2021-0254505	Date: 09/22/2021 Instrument: 2021-0263934	Date: 01/21/2022 Instrument: 2022-0013443

El Dorado	Date: 06/15/2021 Instrument: 2021-0039831	—	Date: 09/13/2021 Instrument: 2021-0058502	Date: 01/21/2022 Instrument: 2022-0003838	—

Fresno	Date: 06/15/2021 Instrument: 2021-0097447	—	Date: 09/13/2021 Instrument: 2021-0148962	Date: 01/24/2022 Instrument: 2022-0009356	Date: 04/06/2022 Instrument: 2022-0044515

Glenn	Date: 06/23/2021 Instrument: 2021-2872	—	Date: 09/10/2021 Instrument: 2021-4123	Date: 01/24/2022 Instrument: 2022-0307	—

Humboldt	Date: 06/24/2021 Instrument: 2021-014188	—	Date: 09/15/2021 Instrument: 2021-020689	Date: 01/25/2022 Instrument: 2022-001615	—

Kern	Date: 06/15/2021 Instrument: 221112026	—	Date: 09/14/2021 Instrument: 221174492	Date: 01/21/2022 Instrument: 222010906	—

Kings	Date: 06/15/2021 Instrument: 2113322	—	Date: 09/17/2021 Instrument: 2120473	Date: 02/01/2022 Instrument: 2202147	—

Lake	Date: 06/16/2021 Instrument: 2021010225	—	Date: 09/13/2021 Instrument: 2021-015134	Date: 02/02/2022 Instrument: 2022001154	—

Lassen	Date: 06/18/2021 Instrument: 2021-03286	—	Date: 09/13/2021 Instrument: 2021-04857	Date: 01/24/2022 Instrument: 2022-00332	—

Madera	Date: 06/15/2021 Instrument: 2021019093	—	Date: 09/10/2021 Instrument: 2021028583	Date: 01/21/2022 Instrument: 2022001843	—

Sch. 1-6

	E	F	G	H	I
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 11, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of March 31, 2022)
Marin	Date: 06/15/2021 Instrument: 2021-0039212	—	Date: 09/10/2021 Instrument: 2021-0056705	Date: 01/21/2022 Instrument: 2022-0002727	Date: 04/06/2022 Instrument: 2022-0014733

Mariposa	Date: 06/15/2021 Instrument: 20212780	—	Date: 09/23/2021 Instrument: 20214302	Date: 02/01/2022 Instrument: 20220454	—

Mendocino	Date: 06/16/2021 Instrument: 2021-09192	—	Date: 09/17/2021 Instrument: 2021-14137	Date: 01/25/2022 Instrument: 2022-01242	—

Merced	Date: 06/15/2021 Instrument: 2021026546	—	Date: 09/13/2021 Instrument: 2021040766	Date: 01/21/2022 Instrument: 2022003686	—

Modoc	Date: 06/15/2021 Instrument: 20210001695	—	Date: 09/10/2021 Instrument: 20210002777	Date: 01/21/2022 Instrument: 20220000144	—

Monterey	Date: 06/17/2021 Instrument: 2021042424	—	Date: 09/13/2021 Instrument: 2021061137	Date: 01/24/2022 Instrument: 2022003479	—

Napa	Date: 06/15/2021 Instrument: 2021-0020222	—	Date: 09/13/2021 Instrument: 2021-0029107	Date: 01/25/2022 Instrument: 2022-0001607	—

Nevada	Date: 06/15/2021 Instrument: 20210020480	—	Date: 09/13/2021 Instrument: 20210030075	Date: 01/27/22 Instrument: 20220002043	Date: 03/31/2022 Instrument: 20220007109

Placer	Date: 06/15/2021 Instrument: 2021-0077769-00	—	Date: 09/10/2021 Instrument: 2021-0114356-00	Date: 01/25/2022 Instrument: 2022-0007227-00	Date: 03/31/2022 Instrument: 2022-0027849-00

Plumas	Date: 06/18/2021 Instrument: 2021-4121	Date: 09/21/2021 Instrument: 2021-0006513	Date: 09/24/2021 Instrument: 2021-0006605	Date: 01/24/2022 Instrument: 2022-0000507	—

Sacramento	Date: 06/18/2021 Instrument: 202106180534	—	Date: 09/13/2021 Instrument: 202109130797	Date: 01/21/2022 Instrument: 202201211306	—

San Benito	Date: 06/23/2021 Instrument: 2021-0009669	—	Date: 09/20/2021 Instrument: 2021-0014111	Date: 01/21/2022 Instrument: 2022-0000812	—

San Bernardino	Date: 06/15/2021 Instrument: 2021-0270300	—	Date: 09/10/2021 Instrument: 2021-0414379	Date: 01/21/2022 Instrument: 2022-0026583	—

San Francisco	Date: 06/16/2021 Instrument: 2021096597	—	Date: 09/20/2021 Instrument: 2021147122	Date: 01/28/2022 Instrument: 2022010094	—

San Joaquin	Date: 06/15/2021 Instrument: 2021-102076	—	Date: 09/10/2021 Instrument: 2021-152907	Date: 01/21/2022 Instrument: 2022-009240	—

Sch. 1-7

	E	F	G	H	I
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 11, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of March 31, 2022)
San Luis Obispo	Date: 06/15/2021 Instrument: 2021042772	—	Date: 09/10/2021 Instrument: 2021062407	Date: 01/24/2022 Instrument: 2022003310	—

San Mateo	Date: 06/15/2021 Instrument: 2021-090929	—	Date: 09/14/2021 Instrument: 2021-132011	Date: 01/24/2022 Instrument: 2022-006389	Date: 04/07/2022 Instrument: 2022-029645

Santa Barbara	Date: 06/16/2021 Instrument: 2021-0045121	—	Date: 09/15/2021 Instrument: 2021-0065545	Date: 01/24/2022 Instrument: 2022-0004075	—

Santa Clara	Date: 06/15/2021 Instrument: 24996810	Date: 09/21/2021 Instrument: 25107264	Date: 09/22/2021 Instrument: 25109534	Date: 01/24/2022 Instrument: 25224313	Date: 04/07/2022 Instrument: 25277354

Santa Cruz	Date: 06/15/2021 Instrument: 2021-0032793	—	Date: 09/10/2021 Instrument: 2021-0046780	Date: 01/21/2022 Instrument: 2022-0002159	—

Shasta	Date: 06/15/2021 Instrument: 2021-0024897	Date: 09/20/2021 Instrument: 2021-0039149	Date: 09/22/2021 Instrument: 2021-0039480	Date: 01/21/2022 Instrument: 2022-0002199	Date: 04/06/2022 Instrument: 2022-0011169

Sierra	Date: 06/17/2021 Instrument: 2021173017	—	Date: 09/14/2021 Instrument: 2021173609	Date: 01/26/2022 Instrument: 2022174179	—

Solano	Date: 06/15/2021 Instrument: 202100064487	—	Date: 09/10/2021 Instrument: 202100095898	Date: 01/24/2022 Instrument: 202200005916	—

Sonoma	Date: 06/15/2021 Instrument: 2021070076	—	Date: 09/13/2021 Instrument: 2021102595	Date: 01/24/2022 Instrument: 2022004991	—

Stanislaus	Date: 06/16/2021 Instrument: 2021-0057206	—	Date: 10/05/2021 Instrument: 2021-0093766	Date: 02/02/2022 Instrument: 2022-0007967	—

Sutter	Date: 06/17/2021 Instrument: 2021-0011236	—	Date: 09/29/2021 Instrument: 2021-0017681	Date: 01/25/2022 Instrument: 2022-0001163	—

Tehama	Date: 06/15/2021 Instrument: 2021008603	—	Date: 09/10/2021 Instrument: 2021012840	Date: 01/21/2022 Instrument: 2022000860	—

Trinity	Date: 06/17/2021 Instrument: 202101938	—	Date: 09/13/2021 Instrument: 202105327	Date: 01/24/2022 Instrument: 202200200	—

Tulare	Date: 06/15/2021 Instrument: 2021-0043754	—	Date: 09/10/2021 Instrument: 2021-0066763	Date: 02/25/2022 Instrument: 2022-0005026	—

Tuolumne	Date: 06/17/2021 Instrument: 2021009478	—	Date: 09/10/2021 Instrument: 2021014302	Date: 01/24/2022 Instrument: 2022000979	—

Sch. 1-8

	E	F	G	H	I
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 11, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of March 31, 2022)
Yolo	Date: 06/16/2021 Instrument: 2021-0023598	—	Date: 09/10/2021 Instrument: 2021-0034493	Date: 01/24/2022 Instrument: 2022-0001936	—

Yuba	Date: 06/15/2021 Instrument: 2021-010827	—	Date: 09/10/2021 Instrument: 2021-016949	Date: 01/24/2022 Instrument: 2022-001131	—

	J	K	L	M	N
County	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022)	Recording Date & Instrument Number (Sixteenth Supplemental Indenture, dated as of June 8, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of August 12, 2022)	Recording Date & Instrument Number (Seventeenth Supplemental Indenture, dated as of October 4, 2022)	Recording Date & Instrument Number (Eighteenth Supplemental Indenture, dated as of January 6, 2023)
Alameda	Date: 05/25/2022 Instrument: 2022100365	Date: 08/05/22 Instrument: 2022138829	—	Date: 11/16/2022 Instrument: 2022186172	Date: 3/22/2023 Instrument: 2023033135

Alpine	Date: 05/20/2022 Instrument: 2022000254	Date: 08/10/22 Instrument: 2022000389	—	Date: 11/17/2022 Instrument: 2022000569	Date: 3/15/2023 Instrument: 2023000173

Amador	Date: 05/23/2022 Instrument: 2022-0004637	Date: 08/10/22 Instrument: 2022-0006870	—	Date: 11/18/2022 Instrument: 2022-0009747	Date: 3/16/2023 Instrument: 2023-0001359

Butte	Date: 05/18/2022 Instrument: 2022-0017492	Date: 08/05/22 Instrument: 2022-0026101	—	Date:11/16/2022 Instrument:2022-0036889	Date: 3/13/2023 Instrument: 2023-0007192

Calaveras	Date: 05/24/2022 Instrument: 2022-006931	Date: 08/05/22 Instrument: 2022-009868	—	Date: 11/16/2022 Instrument: 2022-013219	Date: 3/13/2023 Instrument: 2023-001718

Colusa	Date: 05/20/2022 Instrument: 2022-0001852	Date: 08/09/22 Instrument: 2022-0002621	—	Date: 11/22/2022 Instrument: 2022-0003593	Date: 3/16/2023 Instrument: 2023-0000721

Contra Costa	Date: 05/24/2022 Instrument: 2022-0087997	Date: 08/05/22 Instrument: 2022-0123193	—	Date: 11/17/2022 Instrument: 2022-0174703	Date: 3/13/2023 Instrument: 2023-0023272

El Dorado	Date: 05/18/2022 Instrument: 2022-0022236	Date: 08/05/22 Instrument: 2022-0032806	—	Date: 11/16/2022 Instrument: 2022-0043861	Date: 3/13/2023 Instrument: 2023-0006917

Fresno	Date: 05/24/2022 Instrument: 2022-0069162	Date: 08/05/22 Instrument: 2022-0099615	—	Date: 11/16/2022 Instrument: 2022-0139802	Date: 3/13/2023 Instrument: 2023-0022360

Glenn	Date: 05/18/2022 Instrument: 2022-1984	Date: 08/05/22 Instrument: 2022-3049	—	Date: 11/16/2022 Instrument: 2022-4524	Date: 3/13/2023 Instrument: 2023-0702

Sch. 1-9

	J	K	L	M	N
County	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022)	Recording Date & Instrument Number (Sixteenth Supplemental Indenture, dated as of June 8, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of August 12, 2022)	Recording Date & Instrument Number (Seventeenth Supplemental Indenture, dated as of October 4, 2022)	Recording Date & Instrument Number (Eighteenth Supplemental Indenture, dated as of January 6, 2023)
Humboldt	Date: 05/23/2022 Instrument: 2022-010058	Date: 08/05/22 Instrument: 2022-014652	—	Date: 11/16/2022 Instrument: 2022-019960	Date: 3/13/2023 Instrument: 2023-003116

Kern	Date: 05/24/2022 Instrument: 222082073	Date: 08/05/22 Instrument: 222121822	Date: 08/18/2022 Instrument: 222127316	Date: 11/16/2022 Instrument: 222171366	Date: 3/13/2023 Instrument: 223028449

Kings	Date: 06/03/2022 Instrument: 2022-2210786	Date: 08/10/22 Instrument: 2215025	—	Date: 11/22/2022 Instrument: 2222370	Date: 3/14/2023 Instrument: 2303989

Lake	Date: 05/20/2022 Instrument: 2022007278	Date: 08/09/22 Instrument: 2022010807	—	Date: 11/21/2022 Instrument: 2022015365	Date: 3/17/2023 Instrument: 2023003147

Lassen	Date: 05/20/2022 Instrument: 202202323	Date: 08/09/22 Instrument: 2022-03518	—	Date: 11/21/2022 Instrument: 2022-04959	Date: 3/15/2023 Instrument: 2023-00661

Madera	Date: 05/18/2022 Instrument: 2022013676	Date: 08/05/22 Instrument: 2022020642	—	Date: 11/16/2022 Instrument: 2022025180	Date: 3/13/2023 Instrument: 2023004536

Marin	Date: 05/18/2022 Instrument: 2022-0020238	Date: 08/05/22 Instrument: 2022-0028836	—	Date: 11/16/2022 Instrument: 2022-0037846	Date: 3/13/2023 Instrument: 2023-0005029

Mariposa	Date: 05/23/2022 Instrument: 20222048	Date: 08/09/22 Instrument: 20222965	—	Date: 11/18/2022 Instrument: 20223991	Date: 3/16/2023 Instrument: 20230573

Mendocino	Date: 06/03/2022 Instrument: 2022-07008	Date: 08/10/22 Instrument: 2022-09549	—	Date: 11/21/2022 Instrument: 2022-12958	Date: 3/15/2023 Instrument: 2023-02020

Merced	Date: 05/18/2022 Instrument: 2022019388	Date: 08/05/22 Instrument: 2022028723	—	Date: 11/16/2022 Instrument: 2022038776	Date: 3/21/2023 Instrument: 2023006148

Modoc	Date: 05/18/2022 Instrument: 20220000978	Date: 08/05/22 Instrument: 20220001810	—	Date: 11/16/2022 Instrument: 20220003071	Date: 3/13/2023 Instrument: 20230000385

Monterey	Date: 05/25/2022 Instrument: 2022024181	Date: 08/05/22 Instrument: 2022033420	—	Date: 11/30/2022 Instrument: 2022050216	Date: 3/14/2023 Instrument: 2023007515

Napa	Date: 05/24/2022 Instrument: 2022-0010514	Date: 08/08/22 Instrument: 2022-0015081	—	Date: 11/18/2022 Instrument: 2022-0020800	Date: 3/13/2023 Instrument: 2023-0004483

Nevada	Date: 05/18/2022 Instrument: 20220010774	Date: 08/05/22 Instrument: 20220016121	—	Date: 11/16/2022 Instrument: 20220022607	Date: 3/13/2023 Instrument: 20230003143

Placer	Date: 05/18/2022 Instrument: 2022-0042292-00	Date: 08/05/22 Instrument: 2022-0062679-00	—	Date: 11/16/2022 Instrument: 2022-0085376-00	Date: 3/13/2023 Instrument: 2023-0011889-00

Sch. 1-10

	J	K	L	M	N
County	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022)	Recording Date & Instrument Number (Sixteenth Supplemental Indenture, dated as of June 8, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of August 12, 2022)	Recording Date & Instrument Number (Seventeenth Supplemental Indenture, dated as of October 4, 2022)	Recording Date & Instrument Number (Eighteenth Supplemental Indenture, dated as of January 6, 2023)
Plumas	Date: 05/18/2022 Instrument: 2022-0003099	Date: 08/05/22 Instrument: 2022-0004592	—	Date: 11/16/2022 Instrument: 2022-0006421	Date: 3/13/2023 Instrument: 2023-0000790

Sacramento	Date: 05/24/2022 Instrument: 202205240418	Date: 08/05/22 Instrument: 202208050870	—	Date: 11/16/2022 Instrument: 202211160487	Date: 3/28/2023 Instrument: 202303280021

San Benito	Date: 05/18/2022 Instrument: 2022-0005300	Date: 08/25/22 Instrument: 2022-0007992	—	Date: 11/16/2022 Instrument: 2022-0010013	Date: 3/14/2023 Instrument: 2023-0001557

San Bernardino	Date: 05/18/2022 Instrument: 2022-0184555	Date: 08/05/22 Instrument: 2022-0271632	—	Date: 11/16/2022 Instrument: 2022-0374949	Date: 3/13/2023 Instrument: 2023-0059546

San Francisco	Date: 05/24/2022 Instrument: 2022052240	Date: 08/22/22 Instrument: 2022079527	—	Date: 12/02/2022 Instrument: 2022108546	Date: 3/23/2023 Instrument: 2023021283

San Joaquin	Date: 05/24/2022 Instrument: 2022-065791	Date: 08/05/22 Instrument: 2022-093830	—	Date: 11/18/2022 Instrument: 2022-130609	Date: 03/21/2023 Instrument: 2023-021829

San Luis Obispo	Date: 05/18/2022 Instrument: 2022021410	Date: 08/05/22 Instrument: 2022032062	—	Date: 11/16/2022 Instrument: 2022045019	Date: 3/13/2023 Instrument: 2023006723

San Mateo	Date: 05/18/2022 Instrument: 2022-041210	Date: 08/08/22 Instrument: 2022-059330	—	Date: 11/16/2022 Instrument: 2022-079380	Date: 3/27/2023 Instrument: 2023-013468

Santa Barbara	Date: 05/18/2022 Instrument: 2022-0024575	Date: 08/08/22 Instrument: 2022-0035155	—	Date: 11/16/2022 Instrument: 2022-0047931	Date: 3/21/2023 Instrument: 2023-0007944

Santa Clara	Date: 05/18/2022 Instrument: 25304880	Date: 08/08/22 Instrument: 25354494	—	Date: 11/16/2022 Instrument: 25400909	Date: 3/13/2023 Instrument: 25448609

Santa Cruz	Date: 05/18/2022 Instrument: 2022-0015672	Date: 08/05/22 Instrument: 2022-0022596	—	Date: 11/16/2022 Instrument: 2022-0030816	Date: 3/13/2023 Instrument: 2023-0004221

Shasta	Date: 05/18/2022 Instrument: 2022-0015875	Date: 08/05/22 Instrument: 2022-0023892	—	Date: 11/16/2022 Instrument: 2022-0034632	Date: 3/13/2023 Instrument: 2023-0005017

Sierra	Date: 05/20/2022 Instrument: 2022174496	Date: 08/08/22 Instrument: 2022174749	—	Date: 11/17/2022 Instrument: 2022175351	Date: 3/15/2023 Instrument: 2023176040

Solano	Date: 05/18/2022 Instrument: 202200035505	Date: 08/08/22 Instrument: 202200052559	—	Date: 11/16/2022 Instrument: 202200072976	Date: 3/13/2023 Instrument: 202300010133

Sonoma	Date: 05/18/2022 Instrument: 2022035095	Date: 08/05/22 Instrument: 2022052874	—	Date: 11/16/2022 Instrument: 2022074196	Date: 3/13/2023 Instrument: 2023010314

Sch. 1-11

	J	K	L	M	N
County	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022)	Recording Date & Instrument Number (Sixteenth Supplemental Indenture, dated as of June 8, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of August 12, 2022)	Recording Date & Instrument Number (Seventeenth Supplemental Indenture, dated as of October 4, 2022)	Recording Date & Instrument Number (Eighteenth Supplemental Indenture, dated as of January 6, 2023)
Stanislaus	Date: 06/13/2022 Instrument: 2022-0042714	Date: 08/11/22 Instrument: 2022-0055142	—	Date: 11/23/2022 Instrument: 2022-0075478	Date: 3/29/2023 Instrument: 2023-0013999

Sutter	Date: 05/23/2022 Instrument: 2022-0007448	Date: 08/12/22 Instrument: 2022-0011134	—	Date: 11/18/2022 Instrument: 2022-0015136	Date: 3/16/2023 Instrument: 2023-0002240

Tehama	Date: 05/18/2022 Instrument: 2022006372	Date: 08/05/22 Instrument: 2022009472	—	Date: 11/16/2022 Instrument: 2022013471	Date: 3/13/2023 Instrument: 2023001981

Trinity	Date: 05/20/2022 Instrument: 202201347	Date: 08/09/22 Instrument: 202202621	—	Date: 11/18/2022 Instrument: 202203688	Date: 3/16/2023 Instrument: 202301165

Tulare	Date: 05/18/2022 Instrument: 2022-0031627	Date: 08/08/22 Instrument: 2022-0050147	—	Date: 11/16/2022 Instrument: 2022-0070659	Date: 3/30/2023 Instrument: 2023-0014874

Tuolumne	Date: 05/18/2022 Instrument: 2022006308	Date: 08/08/22 Instrument: 2022009386	—	Date: 11/16/2022 Instrument: 2022013139	Date: 3/13/2023 Instrument: 2023001860

Yolo	Date: 05/18/2022 Instrument: 2022-0012366	Date: 08/08/22 Instrument: 2022-0018489	—	Date: 11/16/2022 Instrument: 2022-0025371	Date: 3/13/2023 Instrument: 2023-0003662

Yuba	Date: 05/18/2022 Instrument: 2022-008109	Date: 08/08/22 Instrument: 2022-012051	—	Date: 11/16/2022 Instrument: 2022-017124	Date: 3/13/2023 Instrument: 2023-002484

	O	P	Q	R	S
County	Recording Date & Instrument Number (Nineteenth Supplemental Indenture, dated as of March 30, 2023)	Recording Date & Instrument Number (Twentieth Supplemental Indenture, dated as of June 5, 2023)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2023)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023)	Recording Date & Instrument Number (Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024)
Alameda	Date: 06/05/2023 Instrument: 2023063521	Date: 08/21/2023 Instrument: 2023094821	Date: 12/18/2023 Instrument: 2023147380	Date: 01/18/2024 Instrument: 2024010299	Date: 05/03/2024 Instrument: 2024057077

Alpine	Date: 06/08/2023 Instrument: 2023000270	Date: 08/18/2023 Instrument: 2023000373	—	Date: 01/22/2024 Instrument: 2024000031	Date: 05/07/2024 Instrument: 2024000165

Amador	Date: 06/06/2023 Instrument: 2023-0003053	Date: 08/21/2023 Instrument: 2023-0004824	—	Date: 01/23/2024 Instrument: 2024-0000450	Date: 05/20/2024 Instrument: 2024-0002698

Butte	Date: 06/02/2023 Instrument: 2023-0014604	Date: 08/17/2023 Instrument: 2023-0021588	—	Date: 01/18/2024 Instrument: 2024-0002578	Date: 05/03/2024 Instrument: 2024-0012006

Sch. 1-12

	O	P	Q	R	S
County	Recording Date & Instrument Number (Nineteenth Supplemental Indenture, dated as of March 30, 2023)	Recording Date & Instrument Number (Twentieth Supplemental Indenture, dated as of June 5, 2023)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2023)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023)	Recording Date & Instrument Number (Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024)
Calaveras	Date: 06/02/2023 Instrument: 2023-004011	Date: 08/17/2023 Instrument: 2023-006340	—	Date: 01/18/2024 Instrument: 2024-000405	Date: 05/03/2024 Instrument: 2024-003520

Colusa	Date: 06/05/2023 Instrument: 2023-0001388	Date: 08/18/2023 Instrument: 2023-0002066	—	Date: 01/23/2024 Instrument: 2024-0000213	Date: 05/06/2024 Instrument: 2024-0001084

Contra Costa	Date: 06/02/2023 Instrument: 2023-0052597	Date: 08/17/2023 Instrument: 2023-0079149	—	Date: 01/24/2024 Instrument: 2024-0007758	Date: 05/16/2024 Instrument: 2024-0045970

El Dorado	Date: 06/02/2023 Instrument: 2023-0015170	Date: 08/17/2023 Instrument: 2023-0023087	—	Date: 01/26/2024 Instrument: 2024-0001966	Date: 05/03/2024 Instrument: 2024-0012542

Fresno	Date: 06/02/2023 Instrument: 2023-0051499	Date: 08/17/2023 Instrument: 2023-0075938	—	Date: 01/18/2024 Instrument: 2024-0004193	Date: 05/03/2024 Instrument: 2024-0040106

Glenn	Date: 06/02/2023 Instrument: 2023-1625	Date: 08/17/2023 Instrument: 2023-2449	—	Date: 01/18/2024 Instrument: 2024-0149	Date: 05/03/2024 Instrument: 2024-1120

Humboldt	Date: 06/12/2023 Instrument: 2023-007527	Date: 08/17/2023 Instrument: 2023-010967	—	Date: 01/23/2024 Instrument: 2024-001013	Date: 05/15/2024 Instrument: 2024-006138

Kern	Date: 06/02/2023 Instrument: 223064355	Date: 08/17/2023 Instrument: 223098205	—	Date: 01/22/2024 Instrument: 224007837	Date: 05/03/2024 Instrument: 224051539

Kings	Date: 06/06/2023 Instrument: 2308178	Date: 08/18/2023 Instrument: 2312194	—	Date: 01/23/2024 Instrument: 2401118	Date: 05/08/2024 Instrument: 2406036

Lake	Date: 06/06/2023 Instrument: 2023006124	Date: 08/18/2023 Instrument: 2023009039	—	Date: 01/23/2024 Instrument: 2024000703	Date: 05/06/2024 Instrument: 2024004609

Lassen	Date: 06/06/2023 Instrument: 2023-01576	Date: 08/21/2023 Instrument: 2023-02503	—	Date: 01/23/2024 Instrument: 2024-00162	Date: 05/07/2024 Instrument: 2024-01261

Madera	Date: 06/02/2023 Instrument: 2023010320	Date: 08/17/2023 Instrument: 2023015614	—	Date: 01/18/2024 Instrument: 2024001084	Date: 05/03/2024 Instrument: 2024008802

Marin	Date: 06/02/2023 Instrument: 2023-0013933	Date: 08/17/2023 Instrument: 2023-0020499	—	Date: 01/24/2024 Instrument: 2024-0002148	Date: 05/03/2024 Instrument: 2024-0012795

Mariposa	Date: 06/07/2023 Instrument: 20231363	Date: 08/21/2023 Instrument: 20232142	—	Date: 01/29/2024 Instrument: 20240215	Date: 05/07/2024 Instrument: 20241083

Mendocino	Date: 06/06/2023 Instrument: 2023-04403	Date: 08/21/2023 Instrument: 2023-06606	—	Date: 01/29/2024 Instrument: 2024-00767	Date: 05/08/2024 Instrument: 2024-03770

Sch. 1-13

	O	P	Q	R	S
County	Recording Date & Instrument Number (Nineteenth Supplemental Indenture, dated as of March 30, 2023)	Recording Date & Instrument Number (Twentieth Supplemental Indenture, dated as of June 5, 2023)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2023)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023)	Recording Date & Instrument Number (Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024)
Merced	Date: 06/02/2023 Instrument: 2023012316	Date: 08/17/2023 Instrument: 2023019368	—	Date: 01/18/2024 Instrument: 2024001260	Date: 05/03/2024 Instrument: 2024010008

Modoc	Date: 06/02/2023 Instrument: 20230000882	Date: 08/17/2023 Instrument: 20230001733	—	Date: 01/18/2024 Instrument: 20240000147	Date: 05/03/2024 Instrument: 20240000816

Monterey	Date: 06/12/2023 Instrument: 2023017636	Date: 08/17/2023 Instrument: 2023025534	—	Date: 01/31/2024 Instrument: 2024003352	Date: 05/03/2024 Instrument: 2024015659

Napa	Date: 06/05/2023 Instrument: 2023-0008336	Date: 08/17/2023 Instrument: 2023-0012033	—	Date: 01/22/2024 Instrument: 2024-0000843	Date: 05/17/2024 Instrument: 2024-0007033

Nevada	Date: 06/05/2023 Instrument: 20230007116	Date: 08/17/2023 Instrument: 20230011194	—	Date: 01/18/2024 Instrument: 20240001002	Date: 05/06/2024 Instrument: 20240006667

Placer	Date: 06/02/2023 Instrument: 2023-0028858-00	Date: 08/17/2023 Instrument: 2023-0043787-00	—	Date: 01/18/2024 Instrument: 2024-0002444-00	Date: 05/15/2024 Instrument: 2024-0025145-00

Plumas	Date: 06/02/2023 Instrument: 2023-0002170	Date: 08/17/2023 Instrument: 2023-0003290	—	Date: 01/18/2024 Instrument: 2024-0000151	Date: 05/15/2024 Instrument: 2024-0001804

Sacramento	Date: 06/12/2023 Instrument: 202306120260	Date: 08/17/2023 Instrument: 202308170355	Date: 12/15/2023 Instrument: 202312150887	Date: 01/18/2024 Instrument: 202401180626	Date: 05/15/2024 Instrument: 202405150402

San Benito	Date: 06/13/2023 Instrument: 2023-0003781	Date: 08/17/2023 Instrument: 2023-0005296	—	Date: 01/18/2024 Instrument: 2024-0000381	Date: 05/03/2024 Instrument: 2024-0002707

San Bernardino	Date: 06/12/2023 Instrument: 2023-0144099	Date: 08/24/2023 Instrument: 2023-0208019	—	Date: 01/25/2024 Instrument: 2024-0019469	Date: 05/15/2024 Instrument: 2024-0112790

San Francisco	Date: 06/06/2023 Instrument: 2023039990	Date: 08/21/2023 Instrument: 2023061559	—	Date: 02/05/2024 Instrument: 2024012710	Date: 05/20/2024 Instrument: 2024039636

San Joaquin	Date: 06/02/2023 Instrument: 2023-043341	Date: 08/17/2023 Instrument: 2023-065168	—	Date: 01/18/2024 Instrument: 2024-004712	Date: 05/03/2024 Instrument: 2024-036976

San Luis Obispo	Date: 06/05/2023 Instrument: 2023015504	Date: 08/17/2023 Instrument: 2023024299	—	Date: 01/18/2024 Instrument: 2024001471	Date: 05/03/2024 Instrument: 2024011840

San Mateo	Date: 06/05/2023 Instrument: 2023-026373	Date: 08/17/2023 Instrument: 2023-039746	—	Date: 01/18/2024 Instrument: 2024-003045	Date: 05/15/2024 Instrument: 2024-025525

Santa Barbara	Date: 06/05/2023 Instrument: 2023-0015840	Date: 08/18/2023 Instrument: 2023-0024097	—	Date: 01/19/2024 Instrument: 2024-0001800	Date: 05/06/2024 Instrument: 2024-0013446

Sch. 1-14

	O	P	Q	R	S
County	Recording Date & Instrument Number (Nineteenth Supplemental Indenture, dated as of March 30, 2023)	Recording Date & Instrument Number (Twentieth Supplemental Indenture, dated as of June 5, 2023)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2023)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023)	Recording Date & Instrument Number (Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024)
Santa Clara	Date: 06/05/2023 Instrument: 25483457	Date: 08/17/2023 Instrument: 25519458	—	Date: 01/18/2024 Instrument: 25587760	Date: 05/06/2024 Instrument: 25632491

Santa Cruz	Date: 06/05/2023 Instrument: 2023-0009819	Date: 08/17/2023 Instrument: 2023-0015485	—	Date: 01/18/2024 Instrument: 2024-0000987	Date: 05/06/2024 Instrument: 2024-0008307

Shasta	Date: 06/05/2023 Instrument: 2023-0011609	Date: 08/17/2023 Instrument: 2023-0017774	—	Date: 01/23/2024 Instrument: 2024-0001432	Date: 05/06/2024 Instrument: 2024-0009067

Sierra	Date: 06/05/2023 Instrument: 2023176236	Date: 08/18/2023 Instrument: 2023176564	—	Date: 01/22/2024 Instrument: 2024177251	Date: 05/06/2024 Instrument: 2024177718

Solano	Date: 06/05/2023 Instrument: 202300023593	Date: 08/17/2023 Instrument: 202300035469	—	Date: 01/18/2024 Instrument: 202400002504	Date: 05/06/2024 Instrument: 202400018873

Sonoma	Date: 06/02/2023 Instrument: 2023024786	Date: 08/17/2023 Instrument: 2023038248	—	Date: 01/18/2024 Instrument: 2024002404	Date: 05/03/2024 Instrument: 2024019183

Stanislaus	Date: 06/05/2023 Instrument: 2023-0024714	Date: 08/17/2023 Instrument: 2023-0038394	—	Date: 01/23/2024 Instrument: 2024-0002726	Date: 05/06/2024 Instrument: 2024-0020385

Sutter	Date: 06/06/2023 Instrument: 2023-0004857	Date: 08/21/2023 Instrument: 2023-007403	—	Date: 01/23/2024 Instrument: 2024-0000602	Date: 05/06/2024 Instrument: 2024-0003684

Tehama	Date: 06/02/2023 Instrument: 2023005416	Date: 08/17/2023 Instrument: 2023008121	—	Date: 01/23/2024 Instrument: 2024000649	Date: 05/06/2024 Instrument: 2024003696

Trinity	Date: 06/05/2023 Instrument: 202301828	Date: 08/18/2023 Instrument: 202302638	—	Date: 01/22/2024 Instrument: 202400098	Date: 05/06/2024 Instrument: 202401374

Tulare	Date: 06/05/2023 Instrument: 2023-0025609	Date: 08/17/2023 Instrument: 2023-0037812	—	Date: 01/18/2024 Instrument: 2024-0002855	Date: 05/06/2024 Instrument: 2024-0019471

Tuolumne	Date: 06/05/2023 Instrument: 2023004401	Date: 08/17/2023 Instrument: 2023006880	—	Date: 01/18/2024 Instrument: 2024000467	Date: 05/06/2024 Instrument: 2024003548

Yolo	Date: 06/05/2023 Instrument: 2023-0008748	Date: 08/17/2023 Instrument: 2023-0013671	—	Date: 01/18/2024 Instrument: 2024-0000975	Date: 05/06/2024 Instrument: 2024-0007564

Yuba	Date: 06/05/2023 Instrument: 2023-005726	Date: 08/17/2023 Instrument: 2023-008437		Date: 01/18/2024 Instrument: 2024-000574	Date: 05/06/2024 Instrument: 2024-004650

Sch. 1-15